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                                                                      Exhibit 21

                      LUCENT TECHNOLOGIES INC. SUBSIDIARIES

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
Name                                                                   Jurisdiction of Organization
----                                                                   ----------------------------

Lucent Technologies Argentina S.A.                                              Argentina
  (Lucent Technologies Sociedad Anonima Argentina)
Lucent Technologies Australia Pty. Ltd.                                         Australia
Lucent Technologies Austria Ges.m.b.H.                                          Austria
Lucent Technologies Middle East W.L.L.                                          Bahrain
Lucent Technologies Foreign Sales Corporation                                   Barbados
Lucent Technologies Belgium S.A./N.V.                                           Belgium
Lucent Technologies Network Systems Belgium S.A./N.V.                           Belgium
Lucent Technologies (Bermuda) Ltd.                                              Bermuda
Lucent Technologies Network Systems do Brasil S.A.                              Brazil
Lucent Technologies Brasil Ltda.                                                Brazil
SID Telecommunicacoes E Controles, S.A.                                         Brazil
Lucent Technologies World Services, Inc. (Brunei branch)                        Brunei
Lucent Technologies Eurasia Ltd. (Bulgaria)                                     Bulgaria
Lucent Technologies Canada Inc.                                                 Canada
Octel Communications Canada, Inc.                                               Canada
TKM Communications Inc.                                                         Canada
TKM Tele-Collections Management  Corp                                           Canada
Lucent Technologies (Chile) Limitada                                            Chile
Lucent Technologies Colombia S.A.                                               Colombia
Lucent Technologies de Costa Rica S.A.                                          Costa Rica
Lucent Technologies s.r.o.                                                      Czech. Republic
Lucent Technologies EMEA B.V. (Czech. branch)                                   Czech. Republic
Lucent Technologies Denmark A/S                                                 Denmark
Lucent Technologies Dominicana C. por A.                                        Dominican Republic
EcuaLucent Technologies S.A.                                                    Ecuador
Lucent Technologies International Inc. (Egypt branch)                           Egypt
Lucent Technologies El Salvador S.A. de C.V.                                    El Salvador
Lannet B.V. (France Branch)                                                     France
Lucent Technologies BCS S.A.                                                    France
Octel Communications S.A.                                                       France
TRT Lucent Technologies                                                         France
Lannet B. V. (Germany Branch)                                                   Germany
Triple C Call Center Communications                                             Germany
Lucent Technologies Business Communications Systems and
         Microelectronics GmbH                                                  Germany
Lucent Technologies Fibre Cables GmbH                                           Germany
Lucent Technologies Network Systems GmbH                                        Germany
Octel Communications GmbH (Germany)                                             Germany
Optimay GmbH                                                                    Germany
Lucent Technologies EMEA B.V.                                                   Greece
Lucent Technologies de Guatemala S.A.                                           Guatemala
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
Lucent Technologies World Services, Inc. (Honduras Branch Office)               Honduras
Lucent Technologies de Honduras S.A.                                            Honduras
Lannet Asia Ltd.                                                                Hong Kong
Lucent Technologies Asia/Pacific Inc. (Hong Kong Branch)                        Hong Kong
Lucent Technologies Korea Ltd. (Hong Kong branch)                               Hong Kong
Lucent Technologies Asia/Pacific Ltd.                                           Hong Kong
Octel Communications Pacific Ltd. (Hong Kong)                                   Hong Kong
Lucent Technologies Hungary Ltd./Lucent Technologies
         Magyarorszag Kft.                                                      Hungary
Lucent Technologies India Pvt. Ltd.                                             India
Lucent Technologies Network Systems Nederland B.V. (Indonesia)                  Indonesia
Lucent Technologies World Services Inc. (Indonesia Project Office)              Indonesia
Lucent Technologies Asia/Pacific Inc. (Indonesia Rep. Office)                   Indonesia
Lucent Technologies Ireland Ltd.                                                Ireland
Lucent Technologies GCM Sales Limited                                           Ireland
Lannet Ltd.                                                                     Israel
Lucent Technologies Belgium S.A./N.V. (Israel)                                  Israel
Lannet B.V. (Italy Branch)                                                      Italy
Lucent Technologies Italia S.p.A.                                               Italy
Octel Communications Services Limited (Italian Branch)                          Italy
Lannet Asia Ltd. (Japan Branch)                                                 Japan
Lucent Technologies Japan Ltd.                                                  Japan
Octel Communications K. K. (Japan)                                              Japan
Lucent Technologies EMEA B.V. (Kazakstan Rep. Office)                           Kazakstan
Lucent Technologies Eurasia Ltd. (Kazakstan Rep. Office)                        Kazakstan
Lannet Korea Ltd.                                                               Korea
Lucent Technologies Korea Ltd.                                                  Korea
Lucent Technologies World Services Inc. (Kuwait branch office)                  Kuwait
Lucent Technologies Eurasia Ltd. (Lithuania Rep. Office)                        Lithuania
Lucent Technologies (Malaysia) Sdn. Bhd.                                        Malaysia
Lucent Technologies BCS de Mexico, S.A. de C.V.                                 Mexico
Lucent Technologies de Mexico S.A. de C.V.                                      Mexico
Lucent Technologies Holdings de Mexico S.A. de C.V.                             Mexico
Lucent Technologies Microelectronica de Mexico S.A. de C.V.                     Mexico
Lucent Technologies Microelectronica de Monterrey, S.A. de C.V.                 Mexico
Octel Communications Latin America, S.A. de C.V. (Mexico)                       Mexico
Lannet B.V.                                                                     Netherlands
Lucent Technologies Nederland B.V.                                              Netherlands
Lucent Technologies EMEA Services B.V.                                          Netherlands
Lucent Technologies Network Systems Nederland B.V.                              Netherlands
Lucent Technologies Nederland B.V.                                              Netherlands
Lucent Technologies EMEA B.V.                                                   Netherlands
Lucent Technologies (NZ) Limited                                                New Zealand
Lucent Technologies Nicaragua S.A.                                              Nicaragua
Lannet Asia Ltd. (China Branch)                                                 People's Republic of
                                                                                China
Lucent Technologies Qingdao Power Systems Company, Ltd.                         People's Republic of
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
                                                                                China
Lucent Technologies (China) Co., Ltd.                                           People's Republic of
                                                                                China
Lucent Technologies (Shanghai) International Enterprises, Ltd.                  People's Republic of
                                                                                China
Telecommunications Radioelectriques et Telephoniques (TRT)
         (Pakistan branch)                                                      Pakistan
Lucent Technologies World Services, Inc. (Panama branch)
         d/b/a Lucent Technologies de Panama                                    Panama
Lucent Technologies del Peru S.A.                                               Peru
Telecommunications Radioelectriques et Telephoniques (TRT)
         (Philippines branch)                                                   Philippines
Lucent Technologies Philippines Inc.
Lucent Technologies Poland S.A.                                                 Poland
Lucent Technologies Polska Spolka z o.o.                                        Poland
Lucent Technologies International Inc. (Secursal en Portugal)                   Portugal
Lucent Technologies World Services Inc. (Puerto Rico branch)                    Puerto Rico
Lucent Technologies Puerto Rico Inc.                                            Puerto Rico
Lucent Technologies Eurasia Ltd. (Romania branch)                               Romania
Lannet B.V. (Russa Branch)                                                      Russian Federation
Lucent Technologies EMEA B.V. (Moscow Rep. Office)                              Russian Federation
Lucent Technologies Eurasia Ltd. (Russia Moscow Rep. Office)                    Russian Federation
ZAO Lucent Technologies                                                         Russian Federation
Lucent Technologies International Inc. (Saudi Arabia branch)                    Saudi Arabia
Lucent Technologies Consumer Products Pte. Ltd.                                 Singapore
Lucent Technologies Investments Pte. Ltd.                                       Singapore
Lucent Technologies Microelectronics Pte. Ltd.                                  Singapore
Lucent Technologies Singapore Pte. Ltd.                                         Singapore
Octel Communications Asia Pte. Ltd. (Singapore)                                 Singapore
Lucent Technologies Slovensko s.r.o.                                            Slovak Republic
Lannet B.V. (South African Branch)                                              South Africa
Lucent Technologies South Africa (Proprietary) Ltd.                             South Africa
Lannet B.V. (Spain Branch)                                                      Spain
Lucent Technologies World Services, Inc. (Spain branch)                         Spain
Lucent Technologies Microelectronica S.A.                                       Spain
Lucent Technologies Network Systems Espana S.A.                                 Spain
Octel Communications Services Limited, Sucuvsal En
         Espana (Spanish Branch)                                                Spain
Lucent Technologies Asia/Pacific Inc. (Sri Lanka branch)                        Sri Lanka
Lannet B.V. (Sweden Branch)                                                     Sweden
Lucent Technologies Sweden AB.                                                  Sweden
Lannet B.V. (Switzerland Branch)                                                Switzerland
Lucent Technologies A.G.                                                        Switzerland
Lucent Technologies International Purchasing Company
         (Taiwan branch)                                                        Taiwan
Lucent Technologies Taiwan Inc. (Taiwan branch)                                 Taiwan
Lucent Technologies Thailand Inc. (Thailand branch)                             Thailand
Lucent Technologies Microelectronics Thailand Ltd.                              Thailand
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
Lucent Technologies International Inc. (U.A.E. branch)                          UAE (United Arab
                                                                                     Emirates)
AT&T Business Communications Europe Ltd.                                        United Kingdom
Lannet B.V. (UK Branch)                                                         United Kingdom
Lucent Technologies Network Systems UK Ltd.                                     United Kingdom
Lucent Technologies UK Limited                                                  United Kingdom
Octel Communications Limited UK                                                 United Kingdom
Octel Communications Services Limited (UK)                                      United Kingdom
Rhetorex Europe Limited (UK)                                                    United Kingdom
SDX Business Systems Ltd. (UK)                                                  United Kingdom
Telectron Systems Ltd.                                                          United Kingdom
Western Electric Company, Ltd.                                                  United Kingdom
MX (UK) Limited                                                                 United Kingdom
Lucent Technologies EMEA B.V. (Kiev-Ukraine)                                    Ukraine
AG Communications Systems Corp.                                                 Delaware
Agile Networks, Inc.                                                            Delaware
ATOR Corporation                                                                New York
Bell Laboratories, Inc.                                                         Delaware
Bell Telephone Laboratories Inc.                                                Delaware
Day Investment Corp.                                                            Delaware
Lannet, Inc.                                                                    California
Litespec, Inc.                                                                  Delaware
Livingston Enterprises Inc.                                                     California
Loose Tube Inc.                                                                 Delaware
L.T. Funding, LLC                                                               Delaware
LTI Corporation                                                                 Delaware
Lucent Cable Communications Inc.                                                Delaware
Lucent Consumer Communications, LLC                                             Delaware
Lucent Technologies Americas Inc.                                               Delaware
Lucent Technologies Asia/Pacific Inc.                                           Delaware
Lucent Technologies Construction Services, Inc.                                 Delaware
Lucent Technologies Eastern Ventures Inc.                                       Delaware
Lucent Technologies Engineering Inc.                                            Delaware
Lucent Technologies Eurasia Ltd.                                                Delaware
Lucent Technologies Guardian Corporation                                        Delaware
Lucent Technologies GRL Corporation                                             Delaware
Lucent Technologies Holdings Inc.                                               Delaware
Lucent Technologies International Inc.                                          Delaware
Lucent Technologies International Purchasing Company                            Delaware
Lucent Technologies Kazakhstan Ltd.                                             Delaware
Lucent Technologies Management Services Inc.                                    Delaware
Lucent Technologies Maquiladoras Inc.                                           Delaware
Lucent Technologies Opto Inc.                                                   Delaware
Lucent Technologies Realty Inc.                                                 New Jersey
Lucent Technologies Services Company Inc.                                       Delaware
Lucent Technologies Systems & Technology Africa Inc.                            Delaware
Lucent Technologies of Tampa Inc.                                               Delaware
Lucent Technologies Taiwan Inc.                                                 Delaware
Lucent Technologies Technical Services Company, Inc.                            Delaware
Lucent Technologies Thailand Inc.                                               Delaware
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
Lucent Technologies Ventures Inc.                                               Delaware
Lucent Technologies Western Investments Inc.                                    Delaware
Lucent Technologies World Services Inc.                                         Delaware
Lucent Venture Partners                                                         Delaware
Mass Media Communications Inc.                                                  Massachusetts
Morris County Aircraft Leasing Inc.                                             Delaware
Nassau Metals Corporation                                                       New York
NCS OSP Development Corp.                                                       Delaware
NCS Ventures, Inc.                                                              Delaware
Octel Communications Corporation                                                Delaware
Optimay Corporation                                                             Delaware
Prominet Corporation                                                            Delaware
Quadritek Systems Inc.                                                          Pennsylvania
Telecommunications Technology Middle East Inc.                                  Delaware
Western Electric Company, Incorporated                                          Delaware
Western Electric International Incorporated                                     North Carolina
Yurie Systems Inc.                                                              Delaware
Lucent Technologies Venezuela S.A.                                              Venezuela
Lucent Technologies Asia/Pacific Inc. (Vietnam Rep. Office)                     Vietnam
Octel Communications International Corporation (US Virgin Islands)              US Virgin Islands
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